VANGUARD(R) CONVERTIBLE SECURITIES FUND

Semiannual Report May 31, 2001

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

  SOME LESSONS
FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     * THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     * DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     * PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Convertible Securities Fund returned 7.6% during the six months ended May 31, 2001, outpacing the results of both its average peer and its index benchmark.

* Small-capitalization stocks--to which the fortunes of many convertible securities are tied--delivered excellent returns during the period.

* Technology and telecommunications companies, which are heavy issuers of convertibles, continued to struggle amid slowing demand.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 8 Fund Profile

 9 Glossary of Investment Terms

11 Performance Summary

12 Financial Statements

LETTER
  from the Chairman

Fellow Shareholder,

VANGUARD CONVERTIBLE SECURITIES FUND provided an excellent total return of 7.6% during the fiscal half-year ended May 31, 2001--a period that exemplified the benefits of a balanced approach to investing. Bonds and value stocks provided refuge as the overall stock market continued to fall from its peak in early 2000.

                        --------------------------------------------------------
                        TOTAL RETURNS                           SIX MONTHS ENDED
                                                                    MAY 31, 2001
                        --------------------------------------------------------
                        Vanguard Convertible Securities Fund                7.6%
                        Average Convertible Securities Fund*                2.0
                        CS First Boston Convertibles Index                  4.1
                        --------------------------------------------------------
                        *Derived from data provided by Lipper Inc.

     The table at right presents the six-month total returns (capital change plus reinvested dividends) for your fund, its average peer mutual fund, and its unmanaged benchmark, the Credit Suisse First Boston Convertible Securities Index. The fund's return is based on an increase in net asset value from $12.68 per share on November 30, 2000, to $12.84 per share on May 31, 2001, and is adjusted for dividends totaling $0.27 per share paid from net investment income and a distribution of $0.51 per share paid from net realized capital gains.

FINANCIAL MARKETS IN REVIEW
During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up-- in May 4.4% of the labor force was unemployed--but consumers stayed relatively calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence


MARKET BAROMETER                                               TOTAL RETURNS
                                                  PERIOSS ENDED MAY 31, 2001

                                                 SIX         ONE        FIVE
                                              MONTHS        YEAR      YEARS*
----------------------------------------------------------------------------
STOCKS
------
S&P 500 Index (Large-caps)                      -3.9%     -10.6%       15.1%
Russell 2000 Index (Small-caps)                 12.2        5.7         8.0
Wilshire 5000 Index (Entire market)             -2.5      -10.1        13.3
MSCI EAFE Index (International)                 -7.6      -16.9         4.2
----------------------------------------------------------------------------
BONDS
-----
Lehman Aggregate Bond Index (Entire market)     5.1%       13.1%        7.7%
Lehman 10 Year Municipal Bond Index             4.6        11.8         6.7
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       2.7         5.8         5.2
============================================================================
CPI
---
Consumer Price Index                            2.1%        3.6%        2.6%
----------------------------------------------------------------------------
*Annualized.

level was well below the January 2000 high.
     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.
     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.
     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.

----------------------
THE FEDERAL RESERVE
BOARD SLICED 2.5
PERCENTAGE POINTS
FROM SHORT-TERM
INTEREST RATES TO
STIMULATE THE ECONOMY.
----------------------

     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, stocks rallied in April and May. Continued weakness in technology stocks kept the broad stock market in negative territory, but small-capitalization stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.
     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as short-term yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The story was different for long-term bonds. Yields rose, and prices declined, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the gap between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

                                                                ----------------
                                                                      MOST BONDS
                                                                 PERFORMED WELL.
                                                                CORPORATE ISSUES
                                                                    LED THE WAY.
                                                                ----------------

     Corporate bonds outperformed their Treasury counterparts (with the exception of inflation-indexed notes) across all maturities during the period. The riskiest credits ("high-yield" bonds) turned in the best results, with the Lehman Brothers High Yield Bond Index advancing 9.0%.

PERFORMANCE REVIEW
The Convertible Securities Fund's six-month return of 7.6% was well above those of its average competitor and its benchmark index.
     With the economy slowing--and with estimates of corporate earnings being steadily trimmed--investors favored stocks that had relatively low valuations. Small-cap issues benefited from this price sensitivity. As the period began, the small-cap Russell 2000 Index had a combined price/earnings ratio of 20.7. (This means investors were paying $20.70 for each $1 in estimated earnings.) Large-cap stocks, as measured by the Standard & Poor's 500 Index, were more richly valued--they had an average price/earnings ratio of 25.2. By May 31, the earnings multiple on small-cap stocks had climbed to 27.1, surpassing the multiple on large-caps. This rising valuation helped the Russell 2000 Index to post a 12.2% total return during the period. The strength of small-caps is significant, because many of your fund's holdings are convertible into common stocks of that size, making their prices sensitive to the movement of equity prices in that sector.
     The Convertible Securities Fund also benefited from the solid performance of short-term corporate bonds, which returned 6.2% during the six months, as measured by the Lehman 1-5 Year U.S. Credit Index. Our investment adviser, Oaktree Capital Management, had three-quarters of the fund's assets invested in convertible corporate bonds at the start of the period. With an average weighted maturity of about 5 years, these holdings were well-positioned to benefit from the FOMC's rate cuts.
     Your fund performed well relative to the average convertible securities fund and the CS First Boston Convertibles Index because the adviser maintained its discipline, holding securities with a mix of equity and fixed income characteristics. Convertible bonds and preferred stocks that appreciated the most and began to trade like the underlying common stocks were sold. This policy led the fund to underperform its average peer in fiscal 1999, when securities issued by technology, media, and telecommunications companies were riding high. The approach, however, boosted performance in the first half of fiscal 2001 because investors continued to reconsider the lofty values they once placed on such securities.

                                                           ---------------------
                                                             YOUR FUND PERFORMED
                                                                    WELL RELATED
                                                                  TO COMPETITIVE
                                                           STANDARDS BECAUSE THE
                                                              ADVISER MAINTAINED
                                                                 ITS DISCIPLINE.
                                                           ---------------------

The fund's yield declined from 4.1% on November 30, 2000, to 3.7% on May 31.

IN SUMMARY
The slumping stock market in the new millennium so far stands in sharp contrast to the booming bull market of the 1990s. Investors who overemphasized the "hot" market sectors and underestimated the importance of diversification were the hardest-hit victims of the market plunge. Now, we fear that some investors may overreact to the downturn in stocks or chase this year's top-performing sectors.
     Our advice--in both rising and falling markets--is the same: Tune out the noise and concentrate on your investment plan. It should consist of stock, bond, and money market mutual funds--convertible securities can also play a useful role--mixed in proportions that suit your goals, time horizon, and risk tolerance. Then, once you have such a plan, stay the course. Thank you for entrusting your hard-earned dollars to us.


/s/ JOHN J. BRENNAN
Chairman and Chief Executive Officer



June 19, 2001


                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

REPORT
  from the Adviser                               OAKTREE CAPITAL MANAGEMENT, LLC

The performance of vanguard convertible securities fund in the first half of fiscal 2001 was rewarding. In a highly volatile investment environment, the fund delivered a total return of 7.6%--well ahead of the results for its primary benchmark (the CS First Boston Convertibles Index) and the average convertibles fund. The fund's emphasis on convertible securities that offer pronounced downside protection allowed us to outperform the overall equity market amid a downturn in stocks.

                                               ---------------------------------
                                                           INVESTMENT PHILOSOPHY

                                                     THE ADVISER BELIEVES THAT A
                                                     REASONABLE LEVEL OF CURRENT
                                                     INCOME AND LONG-TERM GROWTH
                                                      IN CAPITAL CAN BE ACHIEVED
                                                       BY INVESTING IN A BROADLY
                                                DIVERSIFIED GROUP OF CONVERTIBLE
                                                         SECURITIES THAT PROVIDE
                                                      ATTRACTIVE COMBINATIONS OF
                                                    CURRENT INCOME AND POTENTIAL
                                                     FOR PRICE APPRECIATION FROM
                                                       THEIR CONVERTIBILITY INTO
                                                                   COMMON STOCK.
                                               ---------------------------------


THE INVESTMENT ENVIRONMENT
The extreme market volatility we witnessed over the past several months is exactly the type of environment in which a convertible securities portfolio can do reasonably well. The prices of many of our holdings held up nicely, even though the values of some of the underlying common stocks faltered. This occurred for several reasons, but notably because the fixed income market was generally strong and because there was some improvement in the credit quality of the convertible securities market.
     The convertibles market was also affected during the period by a massive amount of new issuance, most of it coming from investment-grade companies. We estimated the investment value of many of these new issues--that is, the hypothetical values of the securities sans their convertibility features--to be quite high, suggesting that they entailed minimal risk. These deals came from a variety of issuers and were well diversified by industry. We expect new issuance to remain strong in the near term.

THE FUND'S SUCCESSES
Positive contributors to the fund's six-month performance came from a variety of industries. The fund's exposure to utilities certainly helped, with holdings such as Calpine and Mirant turning in solid results. Our health care exposure continued to benefit us, with IVAX, Express Scripts, and numerous biotech companies all performing well. The fund also got a boost from the announcement that Johnson & Johnson would acquire ALZA. Our ALZA bonds will become triple A-rated and convertible into Johnson & Johnson common stock. Other broad areas of success were the transportation, consumer goods, and energy industries. Among our holdings in these areas are Union Pacific, Charter Communications, and Devon Energy (exchangeable for shares in Chevron).

THE FUND'S SHORTFALLS
The primary negative for the convertibles market--and for the fund--during the period was the continued decline in telecommunications stocks. The sector continued to suffer from concern over future financing and the inability of many companies to meet their business goals. Disappointing holdings included convertibles from Level 3 Communications and XO Communications.

OUR POSITION
The fund remains 100% invested in convertible securities and is well diversified by company and industry. Amid these unsettled markets, our major focus is on careful credit analysis of sectors and individual holdings. This leads us to favor higher-rated securities with intermediate-term maturities and attractive yields. The fund's average credit quality remains at BB. As always, we hold convertible securities that we believe offer a clear imbalance of upside potential relative to downside risk. We continue to see a high level of uncertainty in the financial markets, but we think the portfolio is well positioned for such an environment.

Larry Keele, Portfolio Manager

June 15, 2001

PORTFOLIO CHANGES                                  SIX MONTHS ENDED MAY 31, 2001

                                   COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
------------
IVAX                               Pharmaceutical company focused on
  4.50%, due 5/15/2008             the generic segment; 7-year convertible
                                   bond issued with moderate 25%
                                   conversion premium.

Washington Mutual                  Large financial services firm; convertible
  5.375%, convertible              issued at $50 per share carrying a 5.375%
  preferred                        current yield and 26% conversion premium;
                                   rated A3/BBB-;.

Northrop Grumman                   Major aerospace/defense firm issued
  7.0%, convertible                convertible in partial consideration for the
              preferred            purchase of Litton Industries; convertible
                                   carries seven years of call protection and high current yield.

NTL Communications                 Telecommunications firm with focus on
  6.75%, due 5/15/2008             delivering cable television, Internet access,
                                   and telephone service to business and
                                   residential customers in European markets;
                                   newly issued convertible with 6.75% yield
                                   and 27% conversion premium.
================================================================================
ELIMINATED
----------
Level 3 Communications             Stock declined sharply in
  6.0%, due 9/15/2009              telecommunications slowdown;
                                   conversion premium became too
                                   high (north of 100%) for our strategy.

Offshore Logistics                 Stock appreciation lifted these currently
  6.0%, due 12/15/2003             callable bonds to our target price level.

Baker Hughes                       Bonds were called.
  0.0%, due 5/05/2008
--------------------------------------------------------------------------------





                                                                     See page 12
                                                                  for a complete
                                                                  listing of the
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                  As of May 31, 2001
  for Convertible Securities Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged broad market index. Key terms are defined on pages 9-10.

----------------------------------------
FINANCIAL ATTRIBUTES

Number of Securities                  81
Yield                               3.7%
Conversion Premium                 29.4%
Average Weighted Maturity      4.9 years
Average Coupon                      3.9%
Average Quality BB
Average Duration               4.0 years
Foreign Holdings                    2.0%
Turnover Rate                      152%*
Expense Ratio                     0.54%*
Cash Investments                    3.2%
----------------------------------------

---------------------------
DISTRIBUTION BY CREDIT
  QUALITY
  (% of bonds)

Aaa/AAA                1.2%
Aa/AA                  0.0
A/A                    5.7
Baa/BBB               19.6
Ba/BB                 18.7
B/B                   32.9
Less than B/B          6.5
Not Rated             15.4
---------------------------
Total                100.0%
---------------------------

---------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

IVAX Corp.                               3.4%
  (pharmaceuticals)
Pride International, Inc.                3.3
  (energy)
Charter Communications, Inc.             3.3
  (telecommunications)
International Rectifier Corp.            2.8
  (electronics)
Titan Capital Trust                      2.8
  (telecommunications)
Weatherford International, Inc.          2.5
  (oil)
Union Pacific Capital Trust              2.3
  (railroad)
Rational Software Corp.                  2.3
  (software)
L-3 Communications Holdings, Inc.        2.3
  (electronics)
Washington Mutual Capital Trust I        2.2
  (savings & loan)
---------------------------------------------
Top Ten                                 27.2%
---------------------------------------------


--------------------------------------
VOLATILITY MEASURES
                              WILSHIRE
                  FUND            5000
--------------------------------------
R-Squared         0.67            1.00

Beta              0.77            1.00
--------------------------------------


--------------------------------------
DISTRIBUTION BY MATURITY
  (% of bonds)

Under 1 Year                     4.7%
1-5 Years                       43.3
5-10 Years                      52.0
10-20 Years                      0.0
20-30 Years                      0.0
Over 30 Years                    0.0
--------------------------------------
Total                          100.0%
--------------------------------------

*Annualized.


                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

-------------------------------------------
SECTOR DIVERSIFICATION
  (% of portfolio)

Auto & Transportation                  3.6%
Consumer Discretionary                 6.5
Consumer Staples                       0.9
Financial Services                     7.8
Health Care                           19.6
Integrated Oils                        1.7
Other Energy                          15.1
Materials & Processing                 2.4
Producer Durables                     14.0
Technology                            13.6
Utilities                             14.8
Other                                  0.0
-------------------------------------------


GLOSSARY
  of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------

CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 / $25 = 20%).
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of com-panies based outside the United States.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Convertible Securities Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)        November 30, 1990-May 31, 2001
[BAR CHART SCALE -20% TO 40%]

                                  CONVERTIBLE      CS FIRST BOSTON
                              SECURITIES FUND    CONVERTIBLE INDEX
------------------------------------------------------------------
1991                                    29.2%                24.6%
1992                                    26.0                 21.7
1993                                    13.9                 19.2
1994                                    -4.4                 -3.9
1995                                    17.1                 24.0
1996                                    14.9                 15.3
1997                                    14.8                 15.4
1998                                    -2.2                  1.4
1999                                    24.8                 30.6
2000                                     5.3                  1.5
2001**                                   7.6                  4.1
------------------------------------------------------------------
*Six months ended May 31, 2001.
 See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

FINANCIAL STATEMENTS
  May 31, 2001 (unaudited)

STATEMENTS OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                        FACE              MARKET
                                                      AMOUNT              VALUE^
CONVERTIBLE SECURITIES FUND                            (000)               (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (77.0%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.1%)
United Parcel Service, Inc.
  1.75%, 9/27/2007                                   $ 3,685             $ 3,766
                                                                        --------
CONSUMER DISCRETIONARY(5.4%)
Echostar Communications Corp.
  4.875%, 1/1/2007                                     5,705               5,020
Lamar Advertising Co.
  5.25%, 9/15/2006                                       745                 817
Lowe's Companies, Inc.
  (1) 0.00%, 2/16/2021                                 8,790               6,134
Waste Connections, Inc.
  (1)5.50%, 4/15/2006                                  3,680               3,717
XM Satellite Radio Holdings Inc.
  7.75%, 3/1/2006                                      1,815               2,400
                                                                        --------
                                                                          18,088
                                                                        --------
CONSUMER STAPLES (0.9%)
Fleming Companies, Inc.
  (1) 5.25%, 3/15/2009                                 2,450               3,050
                                                                        --------
FINANCIAL SERVICES (5.4%)
Affiliated Computer Services, Inc.
  (1) 3.50%, 2/15/2006                                 5,950               6,393
Bisys Group, Inc.
  (1) 4.00%, 3/15/2006                                 2,000               2,041
National Data Corp.
  5.00%, 11/1/2003                                     2,510               2,519
Providian Financial Corp.
  3.25%, 8/15/2005                                     6,825               7,051
                                                                        --------
                                                                          18,004
                                                                        --------
HEALTH CARE (17.7%)
ALZA Corp. 0.00%, 7/28/2020                            9,930               7,063
AmeriSource Health Corp.
  (1) 5.00%, 12/1/2007                                 4,450               5,935
Aviron
  5.25%, 2/1/2008                                      1,765               1,893
Cephalon, Inc.
  (1)5.25%, 5/1/2006                                   4,155               4,289
Human Genome Sciences, Inc.
  3.75%, 3/15/2007                                     7,545               6,442
Imclone Systems, Inc.
  5.50%, 3/1/2005                                      5,690               6,301
Invitrogen Corp.
  5.50%, 3/1/2007                                      2,820               3,165
IVAX Corp.
(1)4.50%, 5/15/2008                                    4,755               5,076
  5.50%, 5/15/2007                                     4,845               6,383
Protein Design Labs Inc.
  5.50%, 2/15/2007                                     1,775               2,183
Province Healthcare Co.
  4.50%, 11/20/2005                                    1,620               1,521

--------------------------------------------------------------------------------
                                                        FACE              MARKET
                                                      AMOUNT              VALUE*
                                                       (000)               (000)
--------------------------------------------------------------------------------
Total Renal Care Holdings
  5.625%, 7/15/2006                                  $ 2,575             $ 2,541
Universal Health Services, Inc.
  0.426%, 6/23/2020                                   11,925               6,484
                                                                        --------
                                                                          59,276
                                                                        --------
INTEGRATED OILS (1.6%)
Kerr-McGee Corp.
  5.25%, 2/15/2010                                     4,245               5,471
                                                                        --------
OTHER ENERGY (13.1%)
Devon Energy Corp.
  4.95%, 8/15/2008 5,135 5,270
El Paso Corp.
(1)0.00%, 2/28/2021                                   14,735               6,290
Hanover Compressor Co.
  4.75%, 3/15/2008                                     3,215               3,496
Nabors Industries, Inc.
  0.00%, 6/20/2020                                     7,530               5,149
Pogo Producing Co.
  5.50%, 6/15/2006                                     3,080               2,957
Pride International, Inc.
  0.00%, 4/24/2018                                    23,515              11,104
SEACOR Holdings, Inc.
  5.375%, 11/15/2006                                   1,215               1,325
Weatherford International, Inc.
  0.00%, 6/30/2020                                    12,345               8,395
                                                                        --------
                                                                          43,986
                                                                        --------
MATERIALS & PROCESSING (1.5%)
Inco Ltd.
  (1) 0.00%, 3/29/2021                                 8,485               4,932
                                                                        --------
PRODUCER DURABLES (12.5%)
American Tower Corp.
  2.25%, 10/15/2009                                    1,885               1,748
  6.25%, 10/15/2009                                    4,300               5,319
Briggs & Stratton Corp.
  (1) 5.00%, 5/15/2006                                 2,845               3,041
Brooks Automation, Inc.
  (1) 4.75%, 6/1/2008                                  1,130               1,093
EMCORE Corp.
  (1) 5.00%, 5/15/2006                                 4,400               4,202
Foster Wheeler Corp.
  (1)6.50%, 6/1/2007                                   3,385               3,368
Kulicke & Soffa Industries, Inc.
  4.75%, 12/15/2006                                    2,075               1,829
L-3 Communications Holdings, Inc.
  5.25%, 6/1/2009                                      5,915               7,542
Lam Research Corp.
  (1) 4.00%, 6/1/2006                                  3,510               3,356
PerkinElmer Inc.
  0.00%, 8/7/2020                                      5,520               3,088
Tyco International Ltd.
  0.00%, 11/17/2020                                    9,245               7,165
                                                                        --------
                                                                          41,751
                                                                        --------
TECHNOLOGY (10.4%)
Celestica, Inc.
  0.00%, 8/1/2020                                      4,145               1,828
Comverse Technology, Inc.
  1.50%, 12/1/2005                                     7,485               6,325
Globespan, Inc.
  (1)5.25%, 5/15/2006                                    445                 344
International Rectifier Corp.
  4.25%, 7/15/2007                                     9,205               9,482
nVidia Corp.
  4.75%, 10/15/2007                                    3,385               3,973
Rational Software Corp.
  5.00%, 2/1/2007                                      7,880               7,663
Semtech Corp.
  4.50%, 2/1/2007                                      5,660               5,094
                                                                        --------
                                                                          34,709
                                                                        --------
UTILITIES (7.4%)
Adelphia Communications
  6.00%, 2/15/2006                                     4,915               4,718
Charter Communications, Inc.
  4.75%, 6/1/2006                                      4,305               4,472
  5.75%, 10/15/2005                                    5,420               6,579
NTL Communications Corp.
  (1)6.75%, 5/15/2008                                  5,850               5,148
NTL Inc.
  7.00%, 12/15/2008                                    4,690               3,588
                                                                        --------
                                                                          24,505
                                                                        --------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (COST $245,518)                                                        257,538
--------------------------------------------------------------------------------

                                                      Shares
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (19.8%)
--------------------------------------------------------------------------------
AUTO & TTRANSPORTATION(2.3%)
Union Pacific Capital Trust
  6.25% Cvt. Pfd.                                    161,600               7,797
                                                                        --------
CONSUMER DISCRETIONARY (0.9%)
Kmart Financing
  7.75% Cvt. Pfd.                                     60,700               2,854
                                                                        --------
FINANCIAL SERVICES (2.2%)
  *(1) Washington Mutual Capital Trust I
  5.375% Cvt. Pfd.                                   142,700               7,385
                                                                        --------
HEALTH CARE (1.2%)
Express Scripts, Inc.
  7.00% Cvt. Pfd.                                     45,100               4,129
                                                                        --------
OTHER ENERGY (1.4%)
Apache Corp. 6.50% Cvt. Pfd.                          54,000               2,712
Pogo Trust I 6.50% Cvt. Pfd.                          31,600               2,082
                                                                        --------
                                                                           4,794
                                                                        --------

MATERIALS & PROCESSING (0.9%)
Sealed Air Corp. $2.00 Cvt. Pfd.                      66,100               2,875
                                                                        --------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CONVERTIBLE SECURITIES FUND                           SHARES               (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (1.1%)
Northrop Grumman Corp.
  0.0% Cvt. Pfd.                                      33,100            $  3,658
                                                                        --------
TECHNOLOGY (2.8%)
Titan Capital Trust
  5.75% Cvt. Pfd.                                    271,900               9,244
                                                                        --------
UTILITIES (7.0%)
AES Trust VII 6.00% Cvt. Pfd.                         78,200               4,575
Calpine Capital Trust III
  5.00% Cvt. Pfd.                                     78,800               5,250
Dominion Resources, Inc.
  9.50% Cvt. Pfd.                                     82,400               5,140
Mirant Trust I
  6.25% Cvt. Pfd.                                     28,400               2,304
Broadwing Inc.
  6.75% Cvt. Pfd.                                    139,600               6,282
                                                                        --------
                                                                          23,551
                                                                        --------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $63,740)                                                          66,287
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  4.14%, 6/1/2001--Note F                            $10,824              10,824
  4.15%, 6/1/2001                                      1,589               1,589
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $12,413)                                                          12,413
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (Cost $321,671)                                                        336,238
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 10,577
Security Lending Collateral
  Payable to Brokers--Note F                                            (10,824)
Other Liabilities                                                        (1,318)
                                                                        --------
                                                                         (1,565)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 26,068,018 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                            $334,673
================================================================================

NET ASSET VALUE PER SHARE                                                $12.84
================================================================================
 ^ See Note A in Notes to Financial Statements.
 * Non-income-producing security.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the aggregate value of these securities was $75,794,000, representing 22.6% of net assets.

--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                      AMOUNT                 PER
                                                       (000)               SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                     $345,567             $13.26
Undistributed Net
  Investment Income--Note D                            2,618                .10
Accumulated Net
  Realized Losses--Note D                            (28,079)             (1.08)
Unrealized Appreciation--Note E                       14,567                .56
--------------------------------------------------------------------------------
NET ASSETS                                          $334,673              $12.84
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                   SIX MONTHS ENDED MAY 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 1,871
  Interest                                                                5,801
  Security Lending                                                           69
--------------------------------------------------------------------------------
    Total Income                                                          7,741
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               662
    Performance Adjustment                                                 (244)
  The Vanguard Group--Note C
    Management and Administrative                                           447
    Marketing and Distribution                                               20
  Custodian Fees                                                              6
  Auditing Fees                                                               4
  Shareholders' Reports                                                      16
--------------------------------------------------------------------------------
    Total Expenses                                                          911
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     6,830
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (27,960)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                                45,098
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $23,968
================================================================================

STATEMENT OF CHANAGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                            ------------------------------------
                                                  SIX MONTHS                YEAR
                                                       ENDED               ENDED
                                                MAY 31, 2001       NOV. 30, 2000
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 6,830           $ 12,619
  Realized Net Gain (Loss) (27,960) 19,964
  Change in Unrealized Appreciation (Depreciation)    45,098            (43,816)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
        Resulting from Operations                     23,968            (11,233)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  net Investment Income                               (6,940)           (11,273)
  Realized Capital Gain                              (12,982)            (9,590)
--------------------------------------------------------------------------------
    Total Distributions                              (19,922)           (20,863)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              44,237            241,127
  Issued in Lieu of Cash Distributions                17,966             18,490
  Redeemed                                           (55,034)           (83,695)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                       7,169            175,922
--------------------------------------------------------------------------------
  Total Increase (Decrease)                           11,215            143,826
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                323,458            179,632
--------------------------------------------------------------------------------
  End of Period                                     $334,673           $323,458
================================================================================
1Shares Issued (Redeemed)
  Issued                                               3,432             16,351
  Issued in Lieu of Cash Distributions                 1,438              1,342
  Redeemed (4,314) (5,811)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        556             11,882
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                CONVERTIBLE SECURITIES FUND
                                                                   YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD               MAY 31, 2001      2000      1999       1998       1997     1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIO        $12.68    $13.18    $11.10     $13.01     $13.07   $12.03
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                       .27       .56       .52        .52        .53      .43
  Net Realized and Unrealized Gain
    (Loss) on Investments                     .67       .19      2.13       (.77)      1.17     1.29
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations          .94       .75      2.65       (.25)      1.70     1.72
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.27)     (.55)     (.57)      (.54)      (.47)    (.54)
  Distributions from Realized
    Capital Gains                            (.51)     (.70)       --      (1.12)     (1.29)    (.14)
-----------------------------------------------------------------------------------------------------
    Total Distributions                      (.78)    (1.25)     (.57)     (1.66)     (1.76)    (.68)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $12.84    $12.68    $13.18     $11.10     $13.01   $13.07
=====================================================================================================

TOTAL RETURN                                7.63%     5.27%    24.85%     -2.16%     14.81%   14.88%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $335      $323      $180       $172       $189     $170
  Ratio of Total Expenses to
    Average Net Assets                     0.54%*     0.56%     0.55%      0.73%      0.67%    0.69%
  Ratio of Net Investment Income to
    Average Net Assets                     4.08%*     4.19%     4.30%      4.36%      4.29%    3.43%
  Portfolio Turnover Rate                   152%*      182%      162%       186%       182%      97%
=====================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 2001, the advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $244,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the fund had contributed capital of $63,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended May 31, 2001, the fund purchased $243,584,000 of investment securities and sold $249,463,000 of investment securities, other than temporary cash investments.
     Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2001, the fund realized gains of $106,000 from the sale of these securities which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At May 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $14,567,000, consisting of unrealized gains of $25,634,000 on securities that had risen in value since their purchase and $11,067,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at May 31, 2001, was $10,521,000, for which the fund held cash collateral of $10,824,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the fund to change its accounting policies to begin to amortize premiums on convertible bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value or total return, but may result in certain amounts being reclassified from interest income to realized and unrealized gain for financial statement purposes. Management believes this change will have no material effect on the financial statements.

THE ADVANTAGES OF
GETTING CONNECTED
   Visit Vanguard.com

[COMPUTER GRAPHIC]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using VANGUARD.COM. On our website, you can:
     **Choose to receive all fund reports, as well as prospectuses, online. **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

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Q822 072001